SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 23, 2003



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------


       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)



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     ITEM 5. OTHER EVENTS

     Attached as Exhibits 10.1 and 10.2 hereto, the Company has filed a second amendment, dated May 23, 2003, and third amendment, dated June 12, 2003, to its Third Amended and Restated Credit Agreement dated March 21, 2003.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired:

     None.

     (b) Pro Forma Financial Information:

     None.

     (c) Exhibits:

     10.1 Second Amendment, dated May 23, 2003, to Third Amended and Restated Credit Agreement dated as of March 21, 2003 by and among Avado Brands, Inc., as Borrower, the lenders signatory thereto, Drawbridge Special Opportunities Fund LP, as Collateral Agent, and Hilco Capital LP, as Administrative Agent (filed pursuant to Item 5 of Form 8-K).

     10.2 Third Amendment, dated June 12, 2003, to Third Amended and Restated Credit Agreement dated as of March 21, 2003 by and among Avado Brands, Inc., as Borrower, the lenders signatory thereto, Drawbridge Special Opportunities Fund LP, as Collateral Agent, and Hilco Capital LP, as Administrative Agent (filed pursuant to Item 5 of Form 8-K).

     99.1 Avado Brands, Inc. press release dated June 25, 2003, related to on-going operational and marketing initiatives, the completion of a third amendment to its credit agreement and payment of semi-annual interest due on its 11.75% Senior Subordinated Notes (furnished pursuant to Item 9 of Form 8-K).


     ITEM 9. REGULATION FD DISCLOSURE

     Avado Brands, Inc. is furnishing the following information and Exhibit 99.1 pursuant to Item 9 of Form 8-K.

     On June 25, 2003, the Company issued a press release related to the Company's on-going operational and marketing initiatives, the completion of a third amendment to its credit agreement and payment of semi-annual interest due on its 11.75% Senior Subordinated Notes. A copy of the press release is attached as Exhibit 99.1. This information is furnished solely pursuant to Item 9 of Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Louis J. Profumo
                                         ----------------------
                                         Chief Financial Officer


Date:  June 25, 2003


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